                                                                Exhibit 3.3


                                   AMENDMENT NO. 1
                                          TO
                       AMENDED AND RESTATED OPERATING AGREEMENT
                                          OF
                                 CHILES OFFSHORE LLC


          This Amendment No. 1 ("this Amendment") to the Amended and Restated Operating Agreement dated as of December 16, 1997 (the "Operating Agreement") of Chiles Offshore LLC, a Delaware limited liability company (the "Company") is adopted by the Members signatory hereto, which in the aggregate hold not less than 90% of the Membership Interests.

          WHEREAS, the Managers have unanimously proposed and recommended to the Members that the Operating Agreement be amended as set forth in this Amendment;

          NOW THEREFORE, the Members signatory hereto, which in the aggregate hold not less than 90% of the Membership Interests, agree as follows:

          1. Capitalized Terms. All capitalized terms used and not otherwise defined herein are used with the meanings ascribed thereto in the Operating Agreement.

          2. Amendment. The Operating Agreement is hereby amended by deleting therefrom in its entirety the definition of "Tax Distribution" and replacing the following therefor:

          "Tax Distribution" means an amount equal to (i) the product of (x) the taxable income of the Company and (y) the highest effective marginal combined rate of Federal, state and city income tax, imposed on an individual taxpayer (taking into account for purposes of determining the rate of "state and city income tax" the highest combined New York State and New York City income tax rate imposed upon individuals) reduced by (ii) to the extent not previously taken into account, any income tax benefit attributable to the Company which could be realized (without regard to the actual realization) by its Members in the current or any prior Taxable Year or a portion thereof, commencing on or after April 28, 1998 (including any tax losses or tax credits) computed at the applicable percentage calculated pursuant to subclause (y) of clause (i) above for the Taxable Year that such benefit is taken into account for purposes of this computation. Cash Distributions in respect of the Tax Distribution shall be made quarterly as provided in
     Section 4.1 hereof, based on a reasonable estimate of the amount of Tax Distribution for such Taxable Year. The amount of Tax Distribution shall be computed by the accountants that regularly prepare the Company's tax returns and related information.

          3. Miscellaneous. From and after the Effective Date (as defined below), all references in the Operating Agreement to "this Agreement" shall be deemed references to the Amended and Restated Operating Agreement of Chiles Offshore LLC, as amended by this Amendment No. 1. Except as specifically amended by this Amendment, the Operating Agreement remains in full force and effect. The section and other headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in several counterparts, all of which together shall constitute one instrument binding on all Members, notwithstanding that all the Members have not signed the same counterpart, or any counterpart hereof; provided, however, this Amendment shall not become effective unless and until Members that in the aggregate hold not less than 90% of the Membership Interests shall have executed a counterpart hereof. This Amendment shall be construed according to and governed by the laws of the State of Delaware without regard to principles and conflict of laws.

          IN WITNESS WHEREOF, this Amendment is executed by the Members signatory hereto, which in the aggregate hold not less than 90% of the Membership Interests, to be effective April 28, 1998 (the "Effective Date").

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]




                                       of




                               GROUP A MEMBERS



                                   SEACOR OFFSHORE RIGS INC.

                                   By: /s/ RANDALL BLANK
                                       ---------------------------------
                                       Name:  Randall Blank
                                       Title: Vice-President


                               GROUP B MEMBERS



                                   COI, LLC

                                   By: /s/ WILLIAM E. CHILES
                                       ---------------------------------
                                       Name: William E. Chiles
                                       Title: President

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]



                               GROUP C MEMBERS





                                   /s/ IRA ALPERT
                                   ---------------------------------
                                   Name:  Ira Alpert




                                   ASHTON GROUP INC.


                                   By: /s/ GEORGE ASCH
                                      ---------------------------------
                                      Name: George Asch
                                      Title: President




                                   /s/ ALLEN J. BECKER
                                   ---------------------------------
                                   Name:  Allen J. Becker




                                   /s/ JACK BENJAMIN/EMILY S. BENJAMIN
                                   ---------------------------------
                                   Name:  Jack and Emily S. Benjamin,
                                          as tenants in common




                                   /s/ JOHN U. BEUSCH
                                   ---------------------------------
                                   Name:  John U. Beusch

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]


                                   /s/ GAY BLOCK
                                   ---------------------------------
                                   Name:  Gay Block




                                   /s/ ALLEN H. BRILL
                                   ---------------------------------
                                   Name:  Allen H. Brill




                                   /s/ JESSE BRILL/LAREN BRILL
                                   ---------------------------------
                                   Name:  Jesse and Laren Brill, as
                                          tenants in common




                                   /s/ JOHN L. COLTON
                                   ---------------------------------
                                   Name:  John L. Colton




                               /s/ ROBERT E. ETTLE/MARY VANDERGRIFT ETTLE
                               ----------------------------------------
                               Name: Robert E. and Mary Vandergrift Ettle,
                                     as joint tenants with rights of
                                     survivorship




                                   /s/ CHARLES FABRIKANT
                                   ---------------------------------
                                   Name:  Charles Fabrikant




                                   /s/ MARY FACCIO
                                   ---------------------------------
                                   Name:  Mary Faccio

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]


                         /s/MARTHA M. FARKOUH
                         ---------------------------------
                         Name:  Martha M. Farkouh




                         /s/BROOKE FINGERHUT
                         ---------------------------------
                         Name:  Brooke Fingerhut




                         /s/ANDREW FINGERHUT
                         ---------------------------------
                         Name:  Andrew Fingerhut




                         /s/KAREN FLEISS
                         ---------------------------------
                         Name:  Karen Fleiss




                         /s/CHARLENE FURMAN
                         ---------------------------------
                         Name:  Charlene Furman




                         /s/GORDON T. HALL
                         ---------------------------------
                         Name:  Gordon T. Hall




                         /s/JOHN M. HENNESSEY
                         ---------------------------------
                         Name:  John M. Hennessey

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]


                         /s/BARRY LEWIS
                         ---------------------------------
                         Name:  Barry Lewis




                         /s/SETH A. LIEBER
                         ---------------------------------
                         Name:  Seth A. Lieber




                         /s/IRWIN LIEBER
                         ---------------------------------
                         Name:  Irwin Lieber




                         /s/JONATHAN C. LIEBER
                         ---------------------------------
                         Name:  Jonathan C. Lieber




                         /s/JAN LOEB
                         ---------------------------------
                         Name:  Jan Loeb





                         /s/NORMAN McCALL
                         ---------------------------------
                         Name:  Norman McCall




                         /s/ITZHAK PERLMAN
                         ---------------------------------
                         Name:  Itzhak Perlman

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]


                         /s/TOBY PERLMAN
                         ---------------------------------
                         Name:  Toby Perlman




                         /s/ALBERT SIBONY/JENNIFER SIBONY
                         ---------------------------------
                         Name:  Albert and Jennifer Sibony,
                                as joint tenants with rights
                                of survivorship




                         /s/JOSEPH STEIN, JR.
                         ---------------------------------
                         Name:  Joseph Stein, Jr.




                         /s/JAY STEIN
                         ---------------------------------
                         Name:  Jay Stein




                         /s/WALTER WEADOCK
                         ---------------------------------
                         Name:  Walter Weadock




                         A.R.E. INVESTMENT PARTNERSHIP


                         By:/s/LARRY ROCHLIN
                         ---------------------------------
                            Name: Larry Rochlin
                            Title: Partner

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]


                         ABRAHAM ROCHLIN ENTERPRISES


                         By:/s/LARRY ROCHLIN
                         ---------------------------------
                            Name: Larry Rochlin
                            Title: President




                         /s/BARRY K. FINGERHUT
                         ---------------------------------
                         Name:  Barry K. Fingerhut




                         BARRY K. FINGERHUT FOR JOINT
                           ACCOUNT OF BARRY K. FINGERHUT/
                           MIKE MAROCCO AND ANDREW SENCHAK


                         By:/s/BARRY K. FINGERHUT
                         ---------------------------------
                            Name: Barry K. Fingerhut
                            Title: Authorized Signatory




                         BASSOE RIG PARTNERS, LTD.


                         By:/s/JONATHAN B. FAIRBANKS
                         ---------------------------------
                            Name: Jonathan B. Fairbanks
                            Title: Vice President

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]


                  /s/RICHARD FAIRBANKS III/SHANNON FAIRBANKS
                         ---------------------------------
                  Name:  Richard and Shannon Fairbanks III,
                         as joint tenants with rights of
                         survivorship




                         /s/ALAN N. LOCKER
                         ---------------------------------
                         Name:  Alan N. Locker




                         BOSCHWITZ FAMILTY TRUST


                         By:/s/FRANZ L. BOSCHWITZ
                         ---------------------------------
                            Name: Franz L. Boschwitz
                            Title: Trustee




                         /s/ROME ARNOLD
                         ---------------------------------
                         Name:  Rome Arnold




                         BOVA TRADING, INC.


                         By:/s/CHARLES H. BAUDOIN
                         ---------------------------------
                            Name: Charles H. Baudoin
                            Title: President




                         /s/NORMAN BENZAQUEN
                         ---------------------------------
                         Name:  Norman Benzaquen

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]



                         /s/MARTIN R. GOLD
                         ---------------------------------
                         Name:  Martin R. Gold




                         /s/SUSAN W. COHEN
                         ---------------------------------
                         Name:  Susan W. Cohen




                         LARRY ROCHLIN REVOCABLE TRUST,
                           DATED 11/3/89


                         By:/s/LARRY ROCHLIN
                         ---------------------------------
                            Name: Larry Rochlin
                            Title: Trustee




                         OPPENHEIMER-CLOSE INVESTMENT
                           PARTNERSHIP, LP


                         By:/s/PHILIP V. OPPENHEIMER
                         ---------------------------------
                            Name: Philip V. Oppenheimer
                            Title: Managing Member

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]


                         P. OPPENHEIMER INVESTMENT
                           PARTNERSHIP, L.P.


                         By:/s/PHILIP V. OPPENHEIMER
                         ---------------------------------
                            Name: Philip V. Oppenheimer
                            Title: Managing Member




                         PIEROT ENTERPRISES, INC.


                         By:/s/ROBERT J. PIEROT, JR.
                         ---------------------------------
                            Name: Robert J. Pierot, Jr.
                            Title: President




                         RUBENSTEIN FAMILY LTD. PARTNERSHIP


                         By:/s/BARRY RUBENSTEIN
                         ---------------------------------
                            Name: Barry Rubenstein
                            Title: General Partner




                        /s/ANTHONY R. JONES/SUSAN F. JONES
                         ---------------------------------
                        Name:  Anthony R and Susan F. Jones,
                               as joint tenants with rights
                               of survivorship




                      /s/TIMOTHY J. McKEAND/FREDA B. McKEAND
                         ---------------------------------
                      Name: Timothy J. and Freda B. McKeand,
                            as tenants in common

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]


                         /s/ANDREW H. RICHARDS
                         ---------------------------------
                         Name:  Andrew H. Richards




                         /s/MILTON R. ROSE/JILL O. ROSE
                         ---------------------------------
                         Name:  Milton R. and Jill O. Rose,
                                as tenants in common




                         /s/ANDREW STRACHAN
                         ---------------------------------
                         Name:  Andrew Strachan




                         /s/RANDALL BLANK
                         ---------------------------------
                         Name:  Randall Blank




                         /s/CHRISTINE BLANK
                         ---------------------------------
                         Name:  Christine Blank




                         SOUTH STREET CAPITAL, L.P.

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]



                         By SOUTH STREET INVESTMENTS, INC.,
                         as General Partner


                         By:/s/CHRISTINE W. JENKINS
                         ---------------------------------
                            Name: Christine W. Jenkins
                            Title: Secretary




                         /s/MATTHEW WEBER
                         ---------------------------------
                         Name:  Matthew Weber




                         WHEATLEY FOREIGN PARTNERS L.P.


                         By WHEATLEY PARTNERS, LLC, as
                         General Partner


                         By:/s/BARRY K. FINGERHUT
                         ---------------------------------
                            Name: Barry K. Fingerhut
                            Title: Executive Vice President




                         WHEATLEY PARTNERS L.P.


                         By WHEATLEY PARTNERS, LLC, as
                         General Partner


                         By:/s/BARRY K. FINGERHUT
                         ---------------------------------
                            Name: Barry K. Fingerhut
                            Title: Executive Vice President

                                      [Signature page to Operating Agreement of
                                                           Chiles Offshore LLC]



                         WINDCREST PARTNERS


                         By:/s/ROBERT J. GELLERT
                         ---------------------------------
                            Name: Robert J. Gellert
                            Title: General Partner




                         WOODLAND PARTNERS


                         By:/s/BARRY RUBENSTEIN
                         ---------------------------------
                            Name: Barry Rubenstein
                            Title: General Partner




                         /s/LEO ARNABOLDI JR.
                         ---------------------------------
                         Name:  Leo Arnaboldi, by Leo
                                Arnaboldi Jr. as Attorney-
                                in-fact